ServiceNow Reports Fourth Quarter and Full-Year 2021 Financial Results

•ServiceNow exceeds high end of guidance across all Q4 2021 metrics; expects strong 2022 subscription revenues growth with constant currency subscription revenues growth acceleration year-over-year in Q1 2022
•Subscription revenues of $1,523 million in Q4 2021, representing 29% year-over-year growth, 30% adjusted for constant currency
•Current remaining performance obligations of $5.7 billion as of Q4 2021, representing 29% year-over-year growth, 32% adjusted for constant currency
•135 transactions over $1 million in net new annual contract value in Q4 2021, representing 52% year-over-year growth

SANTA CLARA, Calif. - January 26, 2022 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its fourth quarter ended December 31, 2021, with subscription revenues of $1,523 million in Q4 2021, representing 29% year-over-year growth, 30% adjusted for constant currency.

As of December 31, 2021, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $5.7 billion, representing 29% year-over-year growth and 32% adjusted for constant currency. During the quarter, ServiceNow closed 135 transactions with more than $1 million in net new annual contract value, representing 52% year-over-year growth. The company now has 1,359 total customers with more than $1 million in annual contract value, representing 25% year-over-year growth in customers.

“We once again reported results that significantly beat the high end of expectations,” said ServiceNow President and CEO Bill McDermott. “Customer demand for ServiceNow’s innovative platform is stronger than ever. Our unique culture has made us one of the best places to work. We are growing like a fast-moving startup with the profitability of a global market leader.”

“Q4 was an outstanding quarter closing out an already phenomenal year of outperformance,” said ServiceNow CFO Gina Mastantuono. “The company is firing on all cylinders and we enter 2022 with tremendous momentum. We expect constant currency subscription revenue growth to accelerate year-over-year in Q1, setting us up for another strong year and putting us well on our way to becoming a $15 billion plus revenue company.”

During the quarter, ServiceNow continued to invest in the Now Platform with the acquisitions of ERP migration company Gekkobrain and software testing automation company DotWalk. ServiceNow deepened its strategic partnership with EY to further revolutionize finance and tax services on the Now Platform in support of EY’s goal of creating a $1 billion business with ServiceNow by 2025. ServiceNow expanded its alliance with KPMG firms to help customers accelerate ESG impact and modernize risk and resilience. ServiceNow was recently named the preferred workflow partner for DXC Platform X and further strengthened its partnership with the formation of a DXC ServiceNow Strategic Business Group. The company also released ServiceNow Impact, a new solution designed to help customers accelerate the return on their digital transformation investments.

Fourth Quarter 2021 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the fourth quarter 2021:

	Fourth Quarter 2021 GAAP Results		Fourth Quarter 2021 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,523	29%	$1,538	30%
Professional services and other revenues	$91	38%	$91	38%
Total revenues	$1,614	29%	$1,629	30%

Subscription billings			$2,420	32%	$2,432	33%
Professional services and other billings			$113	43%	$113	43%
Total billings			$2,533	33%	$2,545	33%

	Amount ($ billions)	Year/Year Growth (%)			Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$5.7	29%			$5.8	32%
RPO	$11.5	29%			$11.8	32%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,241	82%	$1,295	85%
Professional services and other gross profit (loss)	($2)	(2%)	$14	15%
Total gross profit	$1,239	77%	$1,309	81%
Income from operations	$35	2%	$367	23%
Net cash provided by operating activities	$844	52%
Free cash flow			$744	46%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$26	$0.13/ $0.13	$296	$1.49/ $1.46

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO, RPO and adjusted professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Full-Year 2021 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the full-year 2021:

	Full Year 2021 GAAP Results		Full-Year 2021 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$5,573	30%	$5,496	28%
Professional services and other revenues	$323	39%	$317	36%
Total revenues	$5,896	30%	$5,813	29%

Subscription billings			6,494	30%	6,388	28%
Professional services and other billings			356	45%	350	42%
Total billings			6,850	31%	6,738	29%

	Amount ($ billions)	Year/Year Growth (%)			Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$5.7	29%			$5.8	32%
RPO	$11.5	29%			$11.8	32%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$4,551	82%	$4,743	85%
Professional services and other gross profit (loss)	($8)	(2%)	$51	16%
Total gross profit	$4,543	77%	$4,794	81%
Income from operations	$257	4%	$1,482	25%
Net cash provided by operating activities	$2,191	37%
Free cash flow			$1,867	32%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	230	$1.16/ $1.13	$1,201	$6.07/ $5.92

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO, RPO and adjusted professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are only adjusted for constant currency to provide better visibility into the underlying business trends. Since September 30, 2021, ServiceNow has seen an incremental strengthening of the U.S. dollar resulting in a foreign exchange (“FX”) headwind in 2022 (estimated to be approximately a $110 million currency headwind for 2022 subscription revenue and a $75 million currency headwind for Q1 2022 cRPO).

The following table summarizes our guidance for the first quarter 2022:

	First Quarter 2022 GAAP Guidance		First Quarter 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$1,610 - $1,615	25%	27.5%

cRPO		28%	29.5%
			Margin (%)
Income from operations			25%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			203

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues is based on the 31-day average of foreign exchange rates for December 2021 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2022:

	Full-Year 2022 GAAP Guidance		Full-Year 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$7,020 - $7,040	26%	28%

			Margin (%)
Subscription gross profit			86%
Income from operations			25%
Free cash flow			31%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			204

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues for the future quarters included in our full-year 2022 guidance are based on the 31-day average of foreign exchange rates for December 2021 for entities reporting in currencies other than U.S. Dollars.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on January 26, 2022. Interested parties may listen to the call by dialing (888) 330‑2022 (Passcode: 8135305), or if outside North America, by dialing (646) 960‑0690 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/749924992.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q4 2020, the average exchange rates in effect for our major currencies were 1 USD to 0.84 Euros and 1 USD to 0.76 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q4 2021, the average exchange rates in effect for our major currencies were 1 USD to 0.87 Euros and 1 USD to 0.74 GBP). We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings and related growth rates for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year. While we believe billings is one indicator of the performance of our business, an increase or decrease in billings may not reflect the actual performance for that reporting period. As a result, our billings metric has become less indicative of the actual performance of our business over time and we do not plan to disclose this metric in the future.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q4 2020, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.82 Euros and 1 USD to 0.73 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q4 2021, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.88 Euros and 1 USD to 0.74 GBP). We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of new and improved products and services; material changes in the value of foreign currencies relative to the U.S. Dollar; the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions, including any subsequent waves of outbreak or new variant strains of the COVID-19 virus, the effectiveness, extent and duration of mitigation efforts such as “shelter in place” and other government responses, the availability of vaccinations; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended September 30, 2021 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2021.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2022 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues:
Subscription	$1,523	$1,184	$5,573	$4,286
Professional services and other	91	66	323	233
Total revenues	1,614	1,250	5,896	4,519
Cost of revenues (1):
Subscription	282	210	1,022	731
Professional services and other	93	69	331	256
Total cost of revenues	375	279	1,353	987
Gross profit	1,239	971	4,543	3,532
Operating expenses (1):
Sales and marketing	632	534	2,292	1,855
Research and development	392	284	1,397	1,024
General and administrative	180	135	597	454
Total operating expenses	1,204	953	4,286	3,333
Income from operations	35	18	257	199
Interest expense	(7)	(8)	(28)	(33)
Other income (expense), net	4	4	20	(16)
Income before income taxes	32	14	249	150
Provision for (benefit from) income taxes	6	(3)	19	31
Net income	$26	$17	$230	$119
Net income per share - basic	$0.13	$0.09	$1.16	$0.61
Net income per share - diluted	$0.13	$0.08	$1.13	$0.59
Weighted-average shares used to compute net income per share - basic	199	195	198	193
Weighted-average shares used to compute net income per share - diluted	204	202	203	202

(1)Includes stock-based compensation as follows:

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Cost of revenues:
Subscription	$33	$26	$128	$98
Professional services and other	16	14	59	52
Operating expenses:
Sales and marketing	96	92	389	320
Research and development	107	79	395	282
General and administrative	50	34	160	118

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$1,728	$1,677
Short-term investments	1,576	1,415
Accounts receivable, net	1,390	1,009
Current portion of deferred commissions	303	229
Prepaid expenses and other current assets	223	192
Total current assets	5,220	4,522
Deferred commissions, less current portion	623	444
Long-term investments	1,630	1,468
Property and equipment, net	766	660
Operating lease right-of-use assets	591	454
Intangible assets, net	287	153
Goodwill	777	241
Deferred tax assets	692	673
Other assets	212	100
Total assets	$10,798	$8,715
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$89	$34
Accrued expenses and other current liabilities	850	668
Current portion of deferred revenue	3,836	2,963
Current portion of operating lease liabilities	82	72
Current debt, net	92	—
Total current liabilities	4,949	3,737
Deferred revenue, less current portion	63	45
Operating lease liabilities, less current portion	556	423
Long-term debt, net	1,484	1,640
Other long-term liabilities	51	36
Stockholders’ equity	3,695	2,834
Total liabilities and stockholders’ equity	$10,798	$8,715

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Cash flows from operating activities:
Net income	$26	$17	$230	$119
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	126	93	472	336
Amortization of deferred commissions	83	61	294	218
Amortization of debt discount and issuance costs	2	2	7	24
Stock-based compensation	302	245	1,131	870
Deferred income taxes	(13)	(18)	(34)	(24)
Repayments of convertible senior notes attributable to debt discount	—	(13)	(15)	(82)
Loss on extinguishment of 2022 Notes	—	5	3	47
Other	17	(3)	45	(2)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(620)	(362)	(401)	(152)
Deferred commissions	(221)	(144)	(565)	(365)
Prepaid expenses and other assets	(15)	(13)	(93)	(55)
Accounts payable	16	(36)	55	(34)
Deferred revenue	913	645	960	711
Accrued expenses and other liabilities	228	206	102	175
Net cash provided by operating activities	844	685	2,191	1,786
Cash flows from investing activities:
Purchases of property and equipment	(100)	(134)	(392)	(419)
Business combinations, net of cash acquired	(7)	1	(785)	(107)
Purchases of intangibles	(7)	(7)	(7)	(13)
Purchases of investments	(744)	(695)	(2,485)	(2,922)
Purchases of strategic investments	(43)	(10)	(71)	(12)
Sales and maturities of investments	540	666	2,119	1,965
Other	2	2	14	1
Net cash used in investing activities	(359)	(177)	(1,607)	(1,507)
Cash flows from financing activities:
Net proceeds from borrowings on 2030 Notes	—	—	—	1,482
Repayments of convertible senior notes attributable to principal	(2)	(59)	(61)	(1,628)
Net proceeds from unwind of 2022 Note Hedge	—	—	—	1,106
Proceeds from employee stock plans	2	4	167	146
Taxes paid related to net share settlement of equity awards	(155)	(148)	(612)	(509)
Net cash (used in) provided by financing activities	(155)	(203)	(506)	597
Foreign currency effect on cash, cash equivalents and restricted cash	(4)	22	(25)	25
Net change in cash, cash equivalents and restricted cash	326	327	53	901
Cash, cash equivalents and restricted cash at beginning of period	1,406	1,352	1,679	778
Cash, cash equivalents and restricted cash at end of period	$1,732	$1,679	$1,732	$1,679

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2021	December 31, 2020	Growth Rates	December 31, 2021	December 31, 2020	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,523	$1,184	29%	$5,573	$4,286	30%
Effects of foreign currency rate fluctuations	15			(77)
Non-GAAP subscription revenues(1)	$1,538		30%	$5,496		28%

Professional services and other revenues:
GAAP professional services and other revenues	$91	$66	38%	$323	$233	39%
Effects of foreign currency rate fluctuations	—			(6)
Non-GAAP professional service and other revenues(1)	$91		38%	$317		36%

Total revenues:
GAAP total revenues	$1,614	$1,250	29%	$5,896	$4,519	30%
Effects of foreign currency rate fluctuations	15			(83)
Non-GAAP total revenues(1)	$1,629		30%	$5,813		29%

cRPO (in billions):
GAAP cRPO	$5.7	$4.4	29%	$5.7	$4.4	29%
Effects of foreign currency rate fluctuations	0.1			0.1
Non-GAAP cRPO(2)	$5.8		32%	$5.8		32%

RPO (in billions):
GAAP RPO	$11.5	$8.9	29%	$11.5	$8.9	29%
Effects of foreign currency rate fluctuations	0.3			0.3
Non-GAAP RPO(2)	$11.8		32%	$11.8		32%

Subscription billings:
GAAP subscription revenues	$1,523	$1,184	29%	$5,573	$4,286	30%
Change in subscription deferred revenue, unbilled receivables and customer deposits	897	643		921	696
Non-GAAP subscription billings	2,420	1,827	32%	6,494	4,982	30%
Effects of foreign currency rate fluctuations	25			(68)
Effects of fluctuations in billings duration	(13)			(38)
Non-GAAP adjusted subscription billings(3)	$2,432		33%	$6,388		28%

Professional services and other billings:
GAAP professional services and other revenues	$91	$66	37%	$323	$233	39%
Change in professional services and other deferred revenue	22	13		$33	$13
Non-GAAP professional services and other billings	113	79	43%	356	246	45%
Effects of foreign currency rate fluctuations	—			(6)
Non-GAAP adjusted professional services and other billings(3)	$113		43%	$350		42%

Total billings:
GAAP total revenues	$1,614	$1,250	29%	$5,896	$4,519	30%
Change in total deferred revenue, unbilled receivables and customer deposits	919	657		954	710
Non-GAAP total billings	2,533	1,907	33%	6,850	5,229	31%
Effects of foreign currency rate fluctuations	25			(74)
Effects of fluctuations in billings duration	(13)			(38)
Non-GAAP adjusted total billings(3)	$2,545		33%	$6,738		29%

Cost of revenues:
GAAP subscription cost of revenues	$282	$210		$1,022	$731
Stock-based compensation	(33)	(26)		(128)	(98)
Amortization of purchased intangibles	(21)	(8)		(64)	(36)
Non-GAAP subscription cost of revenues	$228	$176		$830	$597

GAAP professional services and other cost of revenues	$93	$69		$331	$256
Stock-based compensation	(16)	(14)		(59)	(52)
Non-GAAP professional services and other cost of revenues	$77	$55		$272	$204

Gross profit:
GAAP subscription gross profit	$1,241	$974		$4,551	$3,555
Stock-based compensation	33	26		128	98
Amortization of purchased intangibles	21	8		64	36
Non-GAAP subscription gross profit	$1,295	$1,008		$4,743	$3,689

GAAP professional services and other gross loss	$(2)	$(3)		$(8)	$(23)
Stock-based compensation	16	14		59	52
Non-GAAP professional services and other gross profit	$14	$11		$51	$29

GAAP gross profit	$1,239	$971		$4,543	$3,532
Stock-based compensation	49	40		187	150
Amortization of purchased intangibles	21	8		64	36
Non-GAAP gross profit	$1,309	$1,019		$4,794	$3,718

Gross margin:
GAAP subscription gross margin	82%	82%		82%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	85%	85%		85%	86%

GAAP professional services and other gross margin	(2%)	(5%)		(2%)	(10%)
Stock-based compensation as % of professional services and other revenues	17%	21%		18%	22%
Non-GAAP professional services and other gross margin	15%	16%		16%	12%

GAAP gross margin	77%	78%		77%	78%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	81%	82%		81%	82%

Operating expenses:
GAAP sales and marketing expenses	$632	$534		$2,292	$1,855
Stock-based compensation	(96)	(92)		(389)	(320)
Amortization of purchased intangibles	—	(1)		(1)	(1)
Non-GAAP sales and marketing expenses	$536	$441		$1,902	$1,534

GAAP research and development expenses	$392	$284		$1,397	$1,024
Stock-based compensation	(107)	(79)		(395)	(282)
Amortization of purchased intangibles	(1)	—		(1)	(2)
Business combination and other related costs	$(5)	$—		$(10)	$—
Non-GAAP research and development expenses	$279	$205		$991	$740

GAAP general and administrative expenses	$180	$135		$597	$454
Stock-based compensation	(50)	(34)		(160)	(118)
Amortization of purchased intangibles	(2)	(2)		(10)	(7)
Business combination and other related costs	(1)	(2)		(8)	(6)
Non-GAAP general and administrative expenses	$127	$97		$419	$323

GAAP total operating expenses	$1,204	$953		$4,286	$3,333
Stock-based compensation	(253)	(205)		(944)	(720)
Amortization of purchased intangibles	(3)	(3)		(12)	(10)
Business combination and other related costs	(6)	(2)		(18)	(6)
Non-GAAP total operating expenses	$942	$743		$3,312	$2,597

Income from operations:
GAAP income from operations	$35	$18		$257	$199
Stock-based compensation	302	245		1,131	870
Amortization of purchased intangibles	24	11		76	46
Business combination and other related costs	6	2		18	6
Non-GAAP income from operations	$367	$276		$1,482	$1,121

Operating margin:
GAAP operating margin	2%	1%		4%	5%
Stock-based compensation as % of total revenues	19%	20%		19%	19%
Amortization of purchased intangibles as % of total revenues	2%	1%		2%	1%
Business combination and other related costs as % of total revenues	—%	—%		0%	—%
Non-GAAP operating margin	23%	22%		25%	25%

Net income:
GAAP net income	$26	$17		$230	$119
Stock-based compensation	302	245		1,131	870
Amortization of purchased intangibles	24	11		76	46
Business combination and other related costs	6	2		18	6
Amortization of debt discount and issuance costs	2	2		7	24
Other	—	5		3	47
Income tax expense effects related to the above adjustments	(64)	(47)		(264)	(186)
Non-GAAP net income	$296	$235		$1,201	$926

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.13	$0.09		$1.16	$0.61
GAAP net income per share - diluted	$0.13	$0.08		$1.13	$0.59
Non-GAAP net income per share - basic	$1.49	$1.20		$6.07	$4.79
Non-GAAP net income per share - diluted	$1.46	$1.17		$5.92	$4.63

GAAP weighted-average shares used to compute net income per share - basic	199	195		198	193

GAAP weighted-average shares used to compute net income per share - diluted	204	202		203	202
Effects of in-the-money portion of convertible senior notes(4)	(1)	(1)		—	(2)
Non-GAAP weighted-average shares used to compute net income per share - diluted	203	201		203	200

Free cash flow:
GAAP net cash provided by operating activities	$844	$685		$2,191	$1,786
Purchases of property and equipment	(100)	(134)		(392)	(419)
Repayments of convertible senior notes attributable to debt discount	—	13		15	82
Business combination and other related costs	—	—		53	—
Non-GAAP free cash flow	$744	$564		$1,867	$1,449

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	52%	55%		37%	39%
Purchases of property and equipment as % of total revenues	(6%)	(11%)		(7%)	(9%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	1%		—%	2%
Business combination and other related costs as % of total revenues	0%	—%		1%	—%
Non-GAAP free cash flow margin	46%	45%		32%	32%

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Non-GAAP cRPO, RPO and the corresponding growth rates are derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(4)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

	Three Months Ended
	March 31, 2022	March 31, 2021	Growth Rates

GAAP subscription revenues	$1,610 - $1,615 million	$1,293 million	25%

Effects of foreign currency rate fluctuations	$35 million		2.5%

Non-GAAP subscription revenues(1)	$1,645 - $1,650 million		27.5%

cRPO growth rate	28%

Effects of foreign currency rate fluctuations	1.5%

Non-GAAP cRPO growth rate(2)	29.5%

GAAP operating margin	4%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	25%

GAAP weighted-average shares used to compute net income per share - diluted	204 million

Effects of in-the-money portion of convertible senior notes(3)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	203 million

	Twelve Months Ended
	December 31, 2022	December 31, 2021	Growth Rates

GAAP subscription revenues	$7,020 - $7,040 million	$5,573 million	26%

Effects of foreign currency rate fluctuations	$110 million		2%

Non-GAAP subscription revenues (1)	$7,130 - $7,150 million		28%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	5%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	25%

GAAP net cash provided by operating activities as % of total revenues	39%

Purchases of property and equipment as % of total revenues	(8%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%

Business combination and other related costs as % of total revenues	0%

Non-GAAP free cash flow margin	31%

GAAP weighted-average shares used to compute net income per share - diluted	204 million

Effects of in-the-money portion of convertible senior notes(3)	0 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	204 million

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Non-GAAP cRPO growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.